UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Columbia Funds Series Trust I

Item 1. Reports to Stockholders.

Annual Report
March 31, 2017
Columbia Select Large Cap Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Select Large Cap Growth Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large Cap Growth Fund   |  Annual Report 2017

Columbia Select Large Cap Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Large Cap Growth Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Thomas Galvin, CFA
Lead manager
Managed Fund since 2003
Richard Carter
Co-manager
Managed Fund since 2009
Todd Herget
Co-manager
Managed Fund since 2009
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A *	Excluding sales charges	09/28/07	19.42	11.10	8.75
	Including sales charges		12.55	9.80	8.10
Class C *	Excluding sales charges	09/28/07	18.52	10.28	7.94
	Including sales charges		17.52	10.28	7.94
Class R		12/31/04	19.13	10.84	8.47
Class R4 *		11/08/12	19.72	11.38	9.01
Class R5 *		11/08/12	19.87	11.52	9.08
Class T *	Excluding sales charges	09/27/10	19.42	11.10	8.73
	Including sales charges		16.47	10.54	8.46
Class Y *		11/08/12	19.91	11.57	9.10
Class Z		10/01/97	19.77	11.39	9.01
Russell 1000 Growth Index			15.76	13.32	9.13
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Growth Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2007 — March 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at March 31, 2017)
Vertex Pharmaceuticals, Inc.	4.6
Priceline Group, Inc. (The)	4.0
Amazon.com, Inc.	3.9
Alibaba Group Holding Ltd., ADR	3.9
Facebook, Inc., Class A	3.9
Salesforce.com, Inc.	3.8
Nike, Inc., Class B	3.8
Adobe Systems, Inc.	3.7
Starbucks Corp.	3.7
Visa, Inc., Class A	3.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at March 31, 2017)
Common Stocks	97.5
Money Market Funds	2.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2017)
Consumer Discretionary	20.1
Consumer Staples	6.1
Financials	6.0
Health Care	30.6
Industrials	2.3
Information Technology	34.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended March 31, 2017, the Fund’s Class A shares returned 19.42% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 15.76% for the same time period. Stock selection in the information technology and consumer discretionary sectors aided relative performance, as did positions in the financials and consumer staples sectors.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March, the Fed again raised the target range of short-term interest rate to between 0.75% to 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 17.17%. Small and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin.
Contributors and detractors
The information technology sector accounted for several of the Fund’s top contributors for the year ended March 31, 2017, including LinkedIn, Mobileye and ServiceNow. In June 2016, professional social networking firm LinkedIn announced that it would be acquired by Microsoft at a premium of close to 50%, sending its shares sharply higher. We took profits and exited the position, which had been a long-term holding for the Fund.
In March 2017, Mobileye, the global leader in the development of vision technology for Advanced Driver Assistance Systems (ADAS) and autonomous driving, announced that it would be acquired by Intel for a significant premium, which sent its shares sharply higher and we exited the position, which we had established early in 2015. Shares of enterprise software firm ServiceNow rallied after the company exceeded expectations on revenues and billings and increased its guidance on future earnings.
In the internet software and services industry, emerging market ecommerce leaders MercadoLibre and Alibaba performed well. MercadoLibre navigated a challenging macro-economic environment across South America, and the foreign currency headwinds that weighed on results have begun to abate. The company continued to take market share with accelerating revenue growth, noting particular strength in its Brazilian operations. Alibaba also exceeded expectations earlier in the year on continued strength from its core ecommerce business. The company also had strong results from its cloud business.
Even though 2016 was a difficult environment for many retailers and apparel companies, the Fund did well with sizeable positions in online travel company Priceline and ecommerce leader Amazon.com, both in the consumer discretionary sector. A position in electric vehicle manufacturer Tesla also benefited relative results in the sector. Priceline outperformed as the company exceeded expectations on bookings with better-than-expected guidance. The firm continued to execute well against a sluggish global economy and persistent anxieties surrounding global travel.
As many traditional retailers continued to lose ground to ecommerce trends, Amazon.com shares moved higher throughout the period, buoyed by solid sales, margins and earnings. In April 2016, Tesla announced its highly anticipated Model 3, which targets the mass affluent at an estimated price of $35,000. Given the stock’s strong run, we took profits and exited the position.
In a year of significant gains for the Fund, there were still a few disappointments. In health care, an overweight and exposure to certain biotechnology and pharmaceutical holdings detracted from results. Pharmaceuticals company Novo Nordisk pulled back after it missed revenue estimates and lowered the higher end of its guidance. We sold the stock on the belief that the company’s business prospects had changed. U.S. pricing pressures on its diabetes portfolio have intensified, resulting in a growth outlook that no longer met our investment criteria. Bristol-Myers Squibb disappointed investors as the firm
Columbia Select Large Cap Growth Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
experienced a setback in its first-line Opdivo monotherapy lung cancer trial, then decided against an early filing of its immuno-oncology (I-O) combination. The combined news weighed on sentiment and drove Bristol-Myers Squibb shares lower. However, we maintained our position in the name, as we believed that management reset guidance expectations and that the company continued to trade at attractive valuations. Ultimately, we believe that Bristol-Myers Squibb currently has the broadest I-O portfolio potential, with what we see as a robust phase 3 program in non-small cell lung cancer (largest cancer opportunity), a range of studies in additional tumor types and a broad earlier stage next generation I-O portfolio expected to report data over the next year.
Within the biotechnology industry, Alexion Pharmaceuticals narrowly missed the primary endpoint in phase 3 trials for Soliris, which treats myasthenia gravis, and its shares sold off. However, the drug hit 10 of 11 clinically meaningful secondary endpoints, so the totality of the data was robust considering there are no other treatment options for this disease. We continued to believe that Alexion Pharmaceuticals had the potential to receive Federal Drug Administration (FDA) approval, as there is precedent for the FDA to approve “orphan” drugs with imperfect datasets. An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, referred to as an “orphan” disease.
At period’s end
We continued to balance the portfolio with established and emerging growth opportunities, focusing on unique business models that offered differentiated products and services that can grow in a variety of different economic environments. We continued to believe that companies offering innovative products had the potential to maintain pricing power and garner incremental market share, which made them attractive for the portfolio.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Growth Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2016 — March 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,054.90	1,019.55	5.53	5.44	1.08
Class C	1,000.00	1,000.00	1,051.20	1,015.86	9.31	9.15	1.82
Class R	1,000.00	1,000.00	1,053.70	1,018.30	6.81	6.69	1.33
Class R4	1,000.00	1,000.00	1,056.00	1,020.79	4.25	4.18	0.83
Class R5	1,000.00	1,000.00	1,056.50	1,021.34	3.69	3.63	0.72
Class T (formerly Class W)	1,000.00	1,000.00	1,054.90	1,019.60	5.48	5.39	1.07
Class Y	1,000.00	1,000.00	1,056.50	1,021.59	3.44	3.38	0.67
Class Z	1,000.00	1,000.00	1,056.70	1,020.79	4.26	4.18	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Select Large Cap Growth Fund | Annual Report 2017	7

Portfolio of Investments
March 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 19.5%
Hotels, Restaurants & Leisure 6.0%
Domino’s Pizza, Inc.	604,524	111,413,773
Starbucks Corp.	2,860,049	166,998,261
Total		278,412,034
Internet & Direct Marketing Retail 7.7%
Amazon.com, Inc.(a)	199,180	176,581,037
Priceline Group, Inc. (The)(a)	101,228	180,182,803
Total		356,763,840
Specialty Retail 2.1%
Ulta Beauty, Inc.(a)	335,974	95,829,864
Textiles, Apparel & Luxury Goods 3.7%
Nike, Inc., Class B	3,053,198	170,154,725
Total Consumer Discretionary		901,160,463
Consumer Staples 5.9%
Beverages 2.8%
Monster Beverage Corp.(a)	2,864,727	132,264,446
Food & Staples Retailing 3.1%
Costco Wholesale Corp.	844,792	141,663,170
Total Consumer Staples		273,927,616
Financials 5.8%
Capital Markets 5.8%
Charles Schwab Corp. (The)	3,251,174	132,680,411
Intercontinental Exchange, Inc.	2,258,891	135,239,804
Total		267,920,215
Total Financials		267,920,215
Health Care 29.8%
Biotechnology 15.7%
Alexion Pharmaceuticals, Inc.(a)	1,226,896	148,748,871
Celgene Corp.(a)	1,219,610	151,756,072
Intercept Pharmaceuticals, Inc.(a),(b)	1,065,879	120,550,915
Shire PLC, ADR	570,019	99,314,410
Vertex Pharmaceuticals, Inc.(a)	1,875,988	205,139,288
Total		725,509,556
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.9%
DexCom, Inc.(a)	1,519,068	128,710,632
Edwards Lifesciences Corp.(a)	1,519,219	142,912,931
Total		271,623,563
Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	550,660	90,313,747
Life Sciences Tools & Services 3.1%
Illumina, Inc.(a)	844,330	144,076,471
Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	2,671,514	145,276,931
Total Health Care		1,376,800,268
Industrials 2.3%
Electrical Equipment 2.3%
Acuity Brands, Inc.	513,050	104,662,200
Total Industrials		104,662,200
Information Technology 34.0%
Electronic Equipment, Instruments & Components 0.7%
Cognex Corp.	365,351	30,671,216
Internet Software & Services 10.1%
Alibaba Group Holding Ltd., ADR(a)	1,630,340	175,799,562
Facebook, Inc., Class A(a)	1,223,458	173,792,209
MercadoLibre, Inc.	560,716	118,574,613
Total		468,166,384
IT Services 3.5%
Visa, Inc., Class A	1,820,108	161,752,998
Semiconductors & Semiconductor Equipment 2.8%
NVIDIA Corp.	1,191,462	129,785,956
Software 16.9%
Activision Blizzard, Inc.	3,224,203	160,758,762
Adobe Systems, Inc.(a)	1,292,399	168,179,882
Salesforce.com, Inc.(a)	2,068,787	170,654,240
ServiceNow, Inc.(a)	1,608,748	140,717,187
Splunk, Inc.(a)	2,250,625	140,191,431
Total		780,501,502
Total Information Technology		1,570,878,056
Total Common Stocks (Cost $3,222,880,508)		4,495,348,818

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.797%(b),(c)	116,271,746	116,271,746
Total Money Market Funds (Cost $116,260,118)		116,271,746
Total Investments (Cost: $3,339,140,626)		4,611,620,564
Other Assets & Liabilities, Net		10,706,689
Net Assets		4,622,327,253
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.797%	6,896,172	1,783,157,780	(1,673,782,206)	116,271,746	(5,531)	225,091	116,271,746
Intercept Pharmaceuticals, Inc. *	1,270,483	227,997	(432,601)	1,065,879	(58,433,019)	—	120,550,915
Total	8,166,655	1,783,385,777	(1,674,214,807)	117,337,625	(58,438,550)	225,091	236,822,661

*	Issuer was not an affiliate for the entire period ended March 31, 2017.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
March 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	901,160,463	—	—	—	901,160,463
Consumer Staples	273,927,616	—	—	—	273,927,616
Financials	267,920,215	—	—	—	267,920,215
Health Care	1,376,800,268	—	—	—	1,376,800,268
Industrials	104,662,200	—	—	—	104,662,200
Information Technology	1,570,878,056	—	—	—	1,570,878,056
Total Common Stocks	4,495,348,818	—	—	—	4,495,348,818
Money Market Funds	—	—	—	116,271,746	116,271,746
Total Investments	4,495,348,818	—	—	116,271,746	4,611,620,564
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
March 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$3,222,880,508
Affiliated issuers, at cost	116,260,118
Total investments, at cost	3,339,140,626
Investments, at value
Unaffiliated issuers, at value	4,495,348,818
Affiliated issuers, at value	116,271,746
Total investments, at value	4,611,620,564
Receivable for:
Investments sold	51,815,467
Capital shares sold	2,386,067
Dividends	2,111,819
Prepaid expenses	14,525
Trustees’ deferred compensation plan	186,206
Other assets	869
Total assets	4,668,135,517
Liabilities
Payable for:
Investments purchased	33,901,169
Capital shares purchased	10,786,349
Management services fees	82,080
Distribution and/or service fees	10,506
Transfer agent fees	689,621
Compensation of board members	6,235
Compensation of chief compliance officer	533
Other expenses	145,565
Trustees’ deferred compensation plan	186,206
Total liabilities	45,808,264
Net assets applicable to outstanding capital stock	$4,622,327,253
Represented by
Paid in capital	3,076,659,198
Excess of distributions over net investment income	(4,727,661)
Accumulated net realized gain	277,915,778
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,272,468,310
Investments - affiliated issuers	11,628
Total - representing net assets applicable to outstanding capital stock	$4,622,327,253
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
March 31, 2017
Class A
Net assets	$856,339,010
Shares outstanding	55,740,203
Net asset value per share	$15.36
Maximum offering price per share(a)	$16.30
Class C
Net assets	$160,525,674
Shares outstanding	11,471,167
Net asset value per share	$13.99
Class R
Net assets	$13,963,331
Shares outstanding	962,062
Net asset value per share	$14.51
Class R4
Net assets	$27,302,087
Shares outstanding	1,686,969
Net asset value per share	$16.18
Class R5
Net assets	$711,730,236
Shares outstanding	43,792,037
Net asset value per share	$16.25
Class T(b)
Net assets	$214,172
Shares outstanding	13,942
Net asset value per share	$15.36
Maximum offering price per share(c)	$15.75
Class Y
Net assets	$190,420,811
Shares outstanding	11,609,361
Net asset value per share	$16.40
Class Z
Net assets	$2,661,831,932
Shares outstanding	168,699,711
Net asset value per share	$15.78

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50%.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Growth Fund | Annual Report 2017

Statement of Operations
Year Ended March 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$18,904,314
Dividends — affiliated issuers	225,091
Foreign taxes withheld	(686,078)
Total income	18,443,327
Expenses:
Management services fees	32,224,821
Distribution and/or service fees
Class A	2,523,309
Class C	1,948,597
Class R	79,817
Class T(a)	23,784
Transfer agent fees
Class A	1,709,258
Class C	330,450
Class I(b)	4,036
Class R	27,050
Class R4	50,766
Class R5	346,368
Class T(a)	16,247
Class Y	961
Class Z	4,921,376
Compensation of board members	113,639
Custodian fees	35,556
Printing and postage fees	238,808
Registration fees	232,850
Audit fees	32,835
Legal fees	107,602
Compensation of chief compliance officer	2,181
Other	209,042
Total expenses	45,179,353
Expense reduction	(1,440)
Total net expenses	45,177,913
Net investment loss	(26,734,586)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	823,408,042
Investments — affiliated issuers	(58,438,550)
Net realized gain	764,969,492
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,654,792
Investments — affiliated issuers	115,808,229
Net change in unrealized appreciation (depreciation)	142,463,021
Net realized and unrealized gain	907,432,513
Net increase in net assets resulting from operations	$880,697,927

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment loss	$(26,734,586)	$(36,403,534)
Net realized gain	764,969,492	594,346,869
Net change in unrealized appreciation (depreciation)	142,463,021	(1,250,813,874)
Net increase (decrease) in net assets resulting from operations	880,697,927	(692,870,539)
Distributions to shareholders
Net realized gains
Class A	(110,137,846)	(207,310,300)
Class C	(22,791,768)	(31,998,695)
Class I(a)	(19,020,097)	(29,812,081)
Class R	(1,905,044)	(2,969,678)
Class R4	(3,068,527)	(3,781,096)
Class R5	(68,631,157)	(97,847,755)
Class T(b)	(1,148,908)	(4,338,892)
Class Y	(2,914,698)	(3,587,282)
Class Z	(301,763,432)	(538,819,677)
Total distributions to shareholders	(531,381,477)	(920,465,456)
Increase (decrease) in net assets from capital stock activity	(1,327,287,342)	123,382,781
Total decrease in net assets	(977,970,892)	(1,489,953,214)
Net assets at beginning of year	5,600,298,145	7,090,251,359
Net assets at end of year	$4,622,327,253	$5,600,298,145
Excess of distributions over net investment income	$(4,727,661)	$(5,735,188)

(a)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,659,403	161,321,147	33,604,331	577,993,852
Distributions reinvested	7,797,605	106,884,716	11,736,669	201,359,771
Redemptions	(37,963,635)	(576,299,860)	(49,393,090)	(761,401,304)
Net increase (decrease)	(19,506,627)	(308,093,997)	(4,052,090)	17,952,319
Class C
Subscriptions	1,345,827	18,240,909	4,881,330	78,573,992
Distributions reinvested	1,446,769	18,136,049	1,528,222	24,394,938
Redemptions	(7,447,321)	(103,104,330)	(3,366,249)	(51,155,467)
Net increase (decrease)	(4,654,725)	(66,727,372)	3,043,303	51,813,463
Class I(a)
Subscriptions	1,391,704	22,037,340	4,906,524	79,297,148
Distributions reinvested	1,335,435	19,019,862	1,668,804	29,811,765
Redemptions	(15,560,082)	(244,778,684)	(7,221,752)	(127,863,035)
Net decrease	(12,832,943)	(203,721,482)	(646,424)	(18,754,122)
Class R
Subscriptions	204,346	2,947,496	458,371	7,537,110
Distributions reinvested	146,876	1,903,934	180,880	2,968,428
Redemptions	(637,797)	(9,075,908)	(692,489)	(11,058,563)
Net decrease	(286,575)	(4,224,478)	(53,238)	(553,025)
Class R4
Subscriptions	699,811	11,101,409	1,569,831	28,059,070
Distributions reinvested	212,601	3,068,293	212,421	3,776,290
Redemptions	(1,273,962)	(20,045,845)	(669,819)	(11,261,720)
Net increase (decrease)	(361,550)	(5,876,143)	1,112,433	20,573,640
Class R5
Subscriptions	9,663,624	153,187,188	9,178,322	158,238,591
Distributions reinvested	4,743,907	68,612,410	5,430,905	97,824,450
Redemptions	(11,028,264)	(176,400,837)	(13,380,260)	(219,626,899)
Net increase	3,379,267	45,398,761	1,228,967	36,436,142
Class T(b)
Subscriptions	39,122	599,398	247,756	4,320,111
Distributions reinvested	83,753	1,148,664	249,217	4,338,576
Redemptions	(905,125)	(13,343,483)	(1,985,293)	(31,305,255)
Net decrease	(782,250)	(11,595,421)	(1,488,320)	(22,646,568)
Class Y(a)
Subscriptions	10,571,168	170,723,003	651,285	11,506,365
Distributions reinvested	199,319	2,914,464	197,867	3,586,970
Redemptions	(1,090,686)	(17,446,101)	(341,733)	(6,137,416)
Net increase	9,679,801	156,191,366	507,419	8,955,919
Class Z
Subscriptions	44,701,989	682,949,637	45,039,675	771,398,754
Distributions reinvested	11,436,740	160,939,865	15,870,309	278,815,373
Redemptions	(114,752,639)	(1,772,528,078)	(60,525,913)	(1,020,609,114)
Net increase (decrease)	(58,613,910)	(928,638,576)	384,071	29,605,013
Total net increase (decrease)	(83,979,512)	(1,327,287,342)	36,121	123,382,781

(a)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
3/31/2017	$14.58	(0.11)	2.70	2.59	(1.81)
3/31/2016	$18.49	(0.12)	(1.45)	(1.57)	(2.34)
3/31/2015	$18.92	(0.13)	2.54	2.41	(2.84)
3/31/2014	$15.23	(0.14)	4.55	4.41	(0.72)
3/31/2013	$14.28	(0.05)	1.00	0.95	—
Class C
3/31/2017	$13.53	(0.21)	2.48	2.27	(1.81)
3/31/2016	$17.32	(0.23)	(1.35)	(1.58)	(2.21)
3/31/2015	$17.98	(0.26)	2.41	2.15	(2.81)
3/31/2014	$14.61	(0.27)	4.36	4.09	(0.72)
3/31/2013	$13.80	(0.15)	0.96	0.81	—
Class R
3/31/2017	$13.90	(0.14)	2.56	2.42	(1.81)
3/31/2016	$17.74	(0.16)	(1.38)	(1.54)	(2.30)
3/31/2015	$18.27	(0.17)	2.45	2.28	(2.81)
3/31/2014	$14.77	(0.18)	4.40	4.22	(0.72)
3/31/2013	$13.87	(0.08)	0.98	0.90	—
Class R4
3/31/2017	$15.23	(0.07)	2.83	2.76	(1.81)
3/31/2016	$19.22	(0.08)	(1.52)	(1.60)	(2.39)
3/31/2015	$19.55	(0.10)	2.66	2.56	(2.89)
3/31/2014	$15.69	(0.11)	4.69	4.58	(0.72)
3/31/2013 (e)	$13.14	0.03	2.52	2.55	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.81)	$15.36	19.42%	1.08%	1.08% (c)	(0.71%)	35%	$856,339
(2.34)	$14.58	(10.08%)	1.08%	1.08% (c)	(0.72%)	56%	$1,097,096
(2.84)	$18.49	14.42%	1.09% (d)	1.09% (c),(d)	(0.73%)	47%	$1,466,541
(0.72)	$18.92	29.19%	1.10% (d)	1.10% (c),(d)	(0.81%)	53%	$1,525,489
—	$15.23	6.65%	1.11% (d)	1.11% (c),(d)	(0.40%)	36%	$1,173,231

(1.81)	$13.99	18.52%	1.83%	1.83% (c)	(1.46%)	35%	$160,526
(2.21)	$13.53	(10.79%)	1.83%	1.83% (c)	(1.46%)	56%	$218,181
(2.81)	$17.32	13.62%	1.84% (d)	1.84% (c),(d)	(1.49%)	47%	$226,538
(0.72)	$17.98	28.23%	1.85% (d)	1.85% (c),(d)	(1.56%)	53%	$186,302
—	$14.61	5.87%	1.87% (d)	1.87% (c),(d)	(1.12%)	36%	$96,328

(1.81)	$14.51	19.13%	1.33%	1.33% (c)	(0.96%)	35%	$13,963
(2.30)	$13.90	(10.34%)	1.33%	1.33% (c)	(0.97%)	56%	$17,358
(2.81)	$17.74	14.16%	1.34% (d)	1.34% (c),(d)	(0.99%)	47%	$23,092
(0.72)	$18.27	28.81%	1.35% (d)	1.35% (c),(d)	(1.06%)	53%	$20,300
—	$14.77	6.49%	1.37% (d)	1.37% (c),(d)	(0.63%)	36%	$13,498

(1.81)	$16.18	19.72%	0.83%	0.83% (c)	(0.46%)	35%	$27,302
(2.39)	$15.23	(9.89%)	0.83%	0.83% (c)	(0.45%)	56%	$31,199
(2.89)	$19.22	14.76%	0.84% (d)	0.84% (c),(d)	(0.52%)	47%	$17,988
(0.72)	$19.55	29.42%	0.85% (d)	0.85% (c),(d)	(0.59%)	53%	$12,381
—	$15.69	19.41%	0.82% (f)	0.82% (f)	0.60% (f)	36%	$6
Columbia Select Large Cap Growth Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class R5
3/31/2017	$15.27	(0.05)	2.84	2.79	(1.81)
3/31/2016	$19.26	(0.06)	(1.51)	(1.57)	(2.42)
3/31/2015	$19.59	(0.06)	2.64	2.58	(2.91)
3/31/2014	$15.69	(0.07)	4.69	4.62	(0.72)
3/31/2013 (g)	$13.14	0.01	2.54	2.55	—
Class T(h)
3/31/2017	$14.58	(0.11)	2.70	2.59	(1.81)
3/31/2016	$18.49	(0.13)	(1.44)	(1.57)	(2.34)
3/31/2015	$18.92	(0.13)	2.54	2.41	(2.84)
3/31/2014	$15.23	(0.14)	4.55	4.41	(0.72)
3/31/2013	$14.28	(0.06)	1.01	0.95	—
Class Y
3/31/2017	$15.39	(0.04)	2.86	2.82	(1.81)
3/31/2016	$19.39	(0.05)	(1.53)	(1.58)	(2.42)
3/31/2015	$19.71	(0.06)	2.66	2.60	(2.92)
3/31/2014	$15.77	(0.07)	4.73	4.66	(0.72)
3/31/2013 (i)	$13.20	0.05	2.52	2.57	—
Class Z
3/31/2017	$14.89	(0.07)	2.77	2.70	(1.81)
3/31/2016	$18.84	(0.08)	(1.48)	(1.56)	(2.39)
3/31/2015	$19.22	(0.09)	2.60	2.51	(2.89)
3/31/2014	$15.43	(0.10)	4.61	4.51	(0.72)
3/31/2013	$14.43	(0.02)	1.02	1.00	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.81)	$16.25	19.87%	0.71%	0.71%	(0.34%)	35%	$711,730
(2.42)	$15.27	(9.75%)	0.70%	0.70%	(0.33%)	56%	$617,120
(2.91)	$19.26	14.89%	0.70% (d)	0.70% (d)	(0.34%)	47%	$754,744
(0.72)	$19.59	29.68%	0.70% (d)	0.70% (d)	(0.41%)	53%	$635,330
—	$15.69	19.41%	0.69% (f)	0.69% (f)	0.13% (f)	36%	$66,054

(1.81)	$15.36	19.42%	1.08%	1.08% (c)	(0.74%)	35%	$214
(2.34)	$14.58	(10.07%)	1.08%	1.08% (c)	(0.74%)	56%	$11,608
(2.84)	$18.49	14.41%	1.09% (d)	1.09% (c),(d)	(0.74%)	47%	$42,248
(0.72)	$18.92	29.19%	1.11% (d)	1.11% (c),(d)	(0.81%)	53%	$38,342
—	$15.23	6.65%	1.12% (d)	1.12% (c),(d)	(0.46%)	36%	$18,755

(1.81)	$16.40	19.91%	0.67%	0.67%	(0.22%)	35%	$190,421
(2.42)	$15.39	(9.69%)	0.65%	0.65%	(0.27%)	56%	$29,698
(2.92)	$19.39	14.91%	0.65% (d)	0.65% (d)	(0.30%)	47%	$27,581
(0.72)	$19.71	29.78%	0.65% (d)	0.65% (d)	(0.36%)	53%	$21,274
—	$15.77	19.47%	0.65% (f)	0.65% (f)	0.81% (f)	36%	$3

(1.81)	$15.78	19.77%	0.83%	0.83% (c)	(0.46%)	35%	$2,661,832
(2.39)	$14.89	(9.88%)	0.83%	0.83% (c)	(0.46%)	56%	$3,384,999
(2.89)	$18.84	14.74%	0.84% (d)	0.84% (c),(d)	(0.49%)	47%	$4,275,296
(0.72)	$19.22	29.46%	0.85% (d)	0.85% (c),(d)	(0.56%)	53%	$4,178,590
—	$15.43	6.93%	0.87% (d)	0.87% (c),(d)	(0.16%)	36%	$3,534,748
Columbia Select Large Cap Growth Fund | Annual Report 2017	19

Notes to Financial Statements
March 31, 2017
Note 1. Organization
Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc. are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	Columbia Select Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With
Columbia Select Large Cap Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
March 31, 2017
respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
22	Columbia Select Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2017 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended March 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $111,956,377 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class Y shares did not pay transfer agency fees.
Columbia Select Large Cap Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
March 31, 2017
For the year ended March 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class C	0.17
Class I	0.002 (a),(b)
Class R	0.17
Class R4	0.17
Class R5	0.053
Class T	0.17
Class Y	0.003
Class Z	0.17

(a)	Annualized.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,440.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended March 31, 2017, if any, are listed below:
Amount ($)
Class A	288,988
Class C	33,491
24	Columbia Select Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	August 1, 2016 through July 31, 2017	Prior to August 1, 2016
Class A	1.200%	1.23%
Class C	1.950	1.98
Class R	1.450	1.48
Class R4	0.950	0.98
Class R5	0.870	0.90
Class T	1.200	1.23
Class Y	0.820	0.85
Class Z	0.950	0.98
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
27,742,113	(6,259,995)	(21,482,118)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Select Large Cap Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
March 31, 2017
The tax character of distributions paid during the years indicated was as follows:
March 31, 2017			March 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
—	531,381,477	531,381,477	113,136,465	807,328,991	920,465,456
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	289,135,152	—	1,261,260,564
At March 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,350,360,000	1,350,112,295	(88,851,731)	1,261,260,564
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
4,543,402	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,731,420,233 and $3,743,027,351, respectively, for the year ended March 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
26	Columbia Select Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended March 31, 2017.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At March 31, 2017, two unaffiliated shareholders of record owned 50.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 12.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
Columbia Select Large Cap Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
March 31, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Large Cap Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Select Large Cap Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
May 22, 2017
Columbia Select Large Cap Growth Fund | Annual Report 2017	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$804,640,560
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Select Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Stree Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Select Large Cap Growth Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
32	Columbia Select Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Select Large Cap Growth Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
34	Columbia Select Large Cap Growth Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Select Large Cap Growth Fund | Annual Report 2017	35

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Columbia Select Large Cap Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN215_03_G01_(05/17)

Annual Report
March 31, 2017
Multi-Manager Growth Strategies Fund
(formerly ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Multi-Manager Growth Strategies Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Growth Strategies Fund   |  Annual Report 2017

Multi-Manager Growth Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Growth Strategies Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Thomas Galvin, CFA
Richard Carter
Todd Herget
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Los Angeles Capital Management and Equity Research, Inc.*
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
*Effective February 7, 2017, Los Angeles Capital Management and Equity Research, Inc. was named a subadviser of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2017)
	Inception	1 Year	Life
Class A	04/20/12	16.45	12.09
Class Z *	01/03/17	16.68	12.13
Russell 1000 Growth Index		15.76	13.85
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Growth Strategies Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — March 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Growth Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at March 31, 2017)
Facebook, Inc., Class A	5.0
Amazon.com, Inc.	4.9
Alibaba Group Holding Ltd., ADR	3.5
Visa, Inc., Class A	3.4
Monster Beverage Corp.	2.6
Apple, Inc.	2.0
Cisco Systems, Inc.	2.0
Microsoft Corp.	1.9
Oracle Corp.	1.8
NVIDIA Corp.	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at March 31, 2017)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2017)
Consumer Discretionary	15.7
Consumer Staples	8.8
Energy	0.9
Financials	6.0
Health Care	20.5
Industrials	7.2
Information Technology	38.5
Materials	1.5
Real Estate	0.7
Telecommunication Services	0.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Growth Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Loomis, Sayles & Company, L.P. (Loomis Sayles) and Los Angeles Capital Management and Equity Research, Inc. (Los Angeles Capital). As of March 31, 2017, CMIA, Loomis Sayles and Los Angeles Capital managed approximately 37.9%, 37.6% and 24.5% of the portfolio, respectively.
For the 12-month period ended March 31, 2017, the Fund’s Class A shares returned 16.45%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 15.76% for the same time period. Stock selection within the CMIA- and Loomis Sayles-managed segments of the Fund accounted for its modest performance advantage relative to the benchmark. Stock selection in financials and biotechnology hampered results within the Los Angeles Capital segment of the Fund.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the target short-term interest rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its inflation target.
Contributors and detractors
CMIA: The information technology sector accounted for several of the segment’s top contributors for the year ended March 31, 2017, including LinkedIn, Mobileye and ServiceNow. In June, professional social networking firm LinkedIn announced that it would be acquired by Microsoft at a premium of close to 50%, sending its shares sharply higher. We took profits and exited the position, which had been a long-term holding for the segment. In March 2017, Mobileye, the global leader in the development of vision technology for Advanced Driver Assistance Systems (ADAS) and autonomous driving, announced that it would be acquired by Intel for a significant premium. This sent its shares sharply higher and we exited the position, which we had established early in 2015. Shares of enterprise software firm ServiceNow rallied after the company exceeded expectations on revenues and billings, and increased its guidance on future earnings.
In the internet software and services industry, emerging market e-commerce leaders MercadoLibre and Alibaba performed well. MercadoLibre navigated a challenging macro-economic environment across South America, and the foreign currency headwinds that weighed on results have begun to abate. The company continued to take market share with accelerating revenue growth, noting particular strength in its Brazilian operations. Alibaba also exceeded expectations earlier in the year on continued strength from its core e-commerce business. The company also had strong results from its cloud business.
Even though 2016 was a difficult environment for many retailers and apparel companies, the segment did well with sizeable positions in online travel company Priceline and e-commerce leader Amazon.com, both in the consumer discretionary sector. A position in electric vehicle manufacturer Tesla also benefitted relative results in the sector. Priceline outperformed as the company exceeded expectations on bookings with better-than-expected guidance. The firm continues to execute well against a sluggish global economy and persistent anxieties surrounding global travel.
As many traditional retailers continued to lose ground to e-commerce trends, Amazon.com shares moved higher throughout the period, buoyed by solid sales, margins and earnings. In April 2016, Tesla announced its highly anticipated Model 3, which targets the mass affluent at an estimated price of $35,000. Given the stock’s strong run, we took profits and exited the position.
Multi-Manager Growth Strategies Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
In a year of significant gains, there were still a few disappointments. In health care, an overweight and exposure to certain biotechnology and pharmaceutical holdings detracted from results. Pharmaceuticals company Novo Nordisk pulled back after it missed revenue estimates and lowered the higher end of its guidance. We sold the stock on the belief that the company’s business prospects had changed. U.S. pricing pressures on its diabetes portfolio have intensified, resulting in a growth outlook that no longer meets our investment criteria. Bristol-Myers Squibb disappointed investors as the firm experienced a setback in its first-line Opdivo monotherapy lung cancer trial, then decided against an early filing of its immuno-oncology (I-O) combination. The combined news weighed on sentiment and drove Bristol-Myers shares lower. However, we maintained our position in the name, as we believe that management has reset guidance expectations and that the company trades at attractive valuations. Ultimately, we believe that Bristol-Myers has the broadest I-O portfolio, with a robust phase 3 program in non-small cell lung cancer (largest cancer opportunity), a range of studies in additional tumor types and a broad earlier stage next generation I-O portfolio all set to report data over the next year.
Within the biotechnology industry, Alexion Pharmaceuticals narrowly missed the primary endpoint in phase 3 trials for Soliris, which treats myasthenia gravis, and its shares sold off. However, the drug hit 10 of 11 clinically meaningful secondary endpoints, so the totality of the data was robust considering there are no other treatment options for this disease. We continued to believe that Alexion Pharmaceuticals has the potential to receive Federal Drug Administration (FDA) approval, as there is precedent for the FDA to approve “orphan” drugs with imperfect datasets. An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, referred to as an “orphan” disease.
Loomis Sayles: Stock selection in the consumer discretionary, information technology and industrials sectors aided relative performance. The segment’s allocations in the information technology, energy, financials and consumer discretionary sectors also aided relative results. Sector allocations are the result of stock selection. The segment was underweight in consumer discretionary and industrials, and overweight in technology, the best performing sector for the period.
Amazon.com, Alibaba and Facebook were the segment’s three best performers for the period. Global e-commerce leader Amazon.com reported revenue and gross merchandise volume growth that were well above our estimate of U.S. e-commerce growth. Amazon Web Services also posted impressive revenue growth during the period. We believe Amazon.com is well positioned in both e-commerce and enterprise IT, addressing large, underpenetrated markets in both, where secular growth is still in its early stages. China-based e-commerce company Alibaba reported revenue growth that consistently exceeded consensus expectations. The company has benefited from China’s shift to e-commerce, its strong brand, a powerful network and ecosystem of its interconnected site and economies of scale. Social media company Facebook reported solid revenue growth and continued to take market share from competitors. Mobile advertising rose sharply, Facebook users increased, particularly outside the United States, and free cash flow growth was strong. All three of these top contributors continue to sell at a significant discount to our estimate of their intrinsic value.
With negative returns, Novo Nordisk, Coca Cola and Regeneron Pharmaceuticals were among the segment’s largest detractors from results for the period. Novo Nordisk, a Denmark-based pharmaceutical company, reported positive but slowing growth, the result of increased competition and pricing pressures in the U.S. diabetes market, which accounts for approximately 50% of its sales. Management lowered its estimate of long-term operating profit growth, reducing our estimate of the company’s intrinsic value. Nevertheless, we believe Norvo Nordisk’s innovative therapies for diabetes and its unmatched product pipeline, coupled with solid management and strong financials, give it the potential for solid long-term growth, and we continue to hold the stock. Coca Cola reported a decline in year-over-year revenue. However, other financial metrics remain solid. The company expects to complete the spin-off of its capital-intensive, lower-margin bottling operations by year end, and we see the potential for improved profitability going forward. Regeneron, a position established late in 2016, was weighed down by litigation. Sales of the Eylea, the company’s largest revenue generator rose strongly, but a recent court decision found that the cholesterol drug Praluent infringed on patents held by a competitor. Despite the potential impact of this case, we believe that Regeneron has sufficient late-stage pipeline assets with the potential to contribute meaningfully to cash flow growth and profit margins over our investment time horizon and we continue to hold the stock.
During this fiscal year, we initiated a position in Deere & Company, a leading global manufacturer of agricultural and construction equipment. We believe that Deere & Company possesses competitive advantages that are difficult to replicate. In our opinion, steady growth in the global demand for grains and no compensating increase in arable land should drive demand for mechanization of the sort provided by Deere & Company. We believe its current share price embeds expectations
6	Multi-Manager Growth Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
for key revenue and cash flow growth that are well below our long-term estimates. During the period, we sold positions in Lowe’s, because it had reached our estimate of intrinsic value, and Greenhill, because our investment thesis failed to materialize. We also sold ARM Holdings and SAB Miller as both companies were acquired.
Los Angeles Capital: We began managing a portion of the Fund’s portfolio on February 7, 2017. From that point through March 31, 2017, the strongest performers in our portion of the portfolio were information technology and industrial stocks. Within information technology, Apple and Symantec produced the best results relative to the index. Within industrials, airline JetBlue was the top relative contributor. All three companies had attractive earnings yields, profit margins and levels of financial leverage. All three were attractively priced relative to underlying book value and generated solid, positive returns for the period.
By contrast, the financials sector and the biotechnology industry were the most disappointing relative to the benchmark during the less than two-month period we managed a portion of the portfolio. Across the portfolio, AmTrust, in the financials sector; Amazon.com, in the consumer discretionary sector; and FreeportMcMoran, in the materials sector were the biggest individual detractors from relative results. All three stocks traded at heightened valuations relative to their earnings during the last two months of the period in which we had begun managing a portion of the portfolio.
During the period, we established a position in NVIDIA in the semiconductors segment of the technology sector, and UnitedHealth Group in the health care sector. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, artificial intelligence, car automation and virtual reality. UnitedHealth Group is an American managed health care company. Our stock selection model identified both stocks as having high momentum. We sold retailer Gap and biotechnology company Alexion Pharmaceuticals as forecasts for both companies weakened.
At period’s end
CMIA: We continued to balance the portfolio with established and emerging growth opportunities, focusing on unique business models that offered differentiated products and services that we believed could grow in a variety of different economic environments. We continued to believe that companies offering innovative products had the potential to maintain pricing power and garner incremental market share, which made them attractive for the portfolio.
Loomis Sayles: We remain committed to our long-term investment approach. Our bottom-up, fundamental research framework is structured around three key criteria: quality, growth and valuation. All aspects of our investment thesis must be present simultaneously for us to make an investment. The nature of our investment process has led to a relatively low portfolio turnover rate, where sector positioning is the result of stock selection. At the end of the period, the segment was overweight in the information technology, consumer staples, financials and energy sectors. It had no exposure to the materials, real estate, telecommunications service and utilities sectors.
Los Angeles Capital: At period’s end, the segment was overweight in basic materials, information technology, transportation in the industrials sector and financials. The largest underweights were in consumer cyclicals, consumer staples and health care.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk: Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
Multi-Manager Growth Strategies Fund | Annual Report 2017	7

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Growth Strategies Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2016 — March 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.20	1,019.25	5.79	5.74	1.14
Class Z	1,000.00	1,000.00	1,098.00 (a)	1,020.49	2.20 (a)	4.48	0.89 (a)
(a)	Based on operations from January 3, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Growth Strategies Fund | Annual Report 2017	9

Portfolio of Investments
March 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.2%
Issuer	Shares	Value ($)
Consumer Discretionary 15.5%
Auto Components 0.2%
Gentex Corp.	182,325	3,888,992
Lear Corp.	1,720	243,518
Total		4,132,510
Automobiles 0.2%
Harley-Davidson, Inc.	77,645	4,697,523
Distributors 0.2%
Pool Corp.	36,210	4,320,939
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	636	381,314
Service Corp. International	67,975	2,099,068
ServiceMaster Global Holdings, Inc.(a)	10,800	450,900
Total		2,931,282
Hotels, Restaurants & Leisure 3.9%
Aramark	32,400	1,194,588
Choice Hotels International, Inc.	19,700	1,233,220
Domino’s Pizza, Inc.	110,583	20,380,447
Las Vegas Sands Corp.	27,325	1,559,438
Marriott International, Inc., Class A	3,250	306,085
McDonald’s Corp.	59,330	7,689,761
Starbucks Corp.	529,329	30,907,520
Wyndham Worldwide Corp.	13,976	1,178,037
Yum China Holdings, Inc.(a)	326,002	8,867,254
Yum! Brands, Inc.	221,764	14,170,720
Total		87,487,070
Household Durables 0.4%
CalAtlantic Group, Inc.	26,700	999,915
D.R. Horton, Inc.	85,775	2,857,165
Leggett & Platt, Inc.	15,250	767,380
PulteGroup, Inc.	101,025	2,379,139
Toll Brothers, Inc.(a)	10,800	389,988
Tupperware Brands Corp.	33,675	2,112,096
Total		9,505,683
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 6.3%
Amazon.com, Inc.(a)	121,361	107,591,381
Liberty Ventures(a)	9,581	426,163
Priceline Group, Inc. (The)(a)	18,204	32,402,574
Total		140,420,118
Leisure Products 0.1%
Mattel, Inc.	36,335	930,539
Media 0.6%
AMC Networks, Inc., Class A(a)	123,745	7,261,356
Cable One, Inc.	636	397,163
Cinemark Holdings, Inc.	31,775	1,408,903
DISH Network Corp., Class A(a)	6,375	404,749
Viacom, Inc., Class B	43,380	2,022,376
Walt Disney Co. (The)	6,774	768,104
Total		12,262,651
Specialty Retail 1.7%
Bed Bath & Beyond, Inc.	36,168	1,427,189
DSW, Inc., Class A	7,000	144,760
Gap, Inc. (The)	30,773	747,476
Home Depot, Inc. (The)	32,399	4,757,145
Lowe’s Companies, Inc.	45,739	3,760,203
Signet Jewelers Ltd.	19,470	1,348,687
Ulta Beauty, Inc.(a)	80,929	23,083,379
Williams-Sonoma, Inc.	49,575	2,658,212
Total		37,927,051
Textiles, Apparel & Luxury Goods 1.8%
Carter’s, Inc.	48,915	4,392,567
Coach, Inc.	67,355	2,783,782
Michael Kors Holdings Ltd.(a)	11,450	436,359
Nike, Inc., Class B	569,020	31,711,485
Total		39,324,193
Total Consumer Discretionary		343,939,559
Consumer Staples 8.6%
Beverages 3.9%
Coca-Cola Co. (The)	635,435	26,967,862
Monster Beverage Corp.(a)	1,225,936	56,601,465
PepsiCo, Inc.	31,763	3,553,009
Total		87,122,336

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Growth Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	136,947	22,964,642
CVS Health Corp.	6,353	498,711
Total		23,463,353
Food Products 1.4%
Blue Buffalo Pet Products, Inc.(a)	720	16,560
Danone SA, ADR	1,959,259	26,802,663
General Mills, Inc.	15,900	938,259
Hershey Co. (The)	12,070	1,318,647
McCormick & Co., Inc.	5,083	495,847
Post Holdings, Inc.(a)	2,461	215,387
Tyson Foods, Inc., Class A	31,835	1,964,538
Total		31,751,901
Household Products 1.4%
Clorox Co. (The)	10,800	1,456,164
Energizer Holdings, Inc.	34,325	1,913,619
Procter & Gamble Co. (The)	302,991	27,223,741
Total		30,593,524
Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A	22,875	1,270,477
Tobacco 0.8%
Altria Group, Inc.	207,584	14,825,649
Philip Morris International, Inc.	22,234	2,510,219
Total		17,335,868
Total Consumer Staples		191,537,459
Energy 0.9%
Energy Equipment & Services 0.9%
Schlumberger Ltd.	242,334	18,926,285
Oil, Gas & Consumable Fuels —%
Williams Companies, Inc. (The)	14,625	432,754
Total Energy		19,359,039
Financials 5.8%
Banks 0.1%
Citizens Financial Group, Inc.	62,275	2,151,601
First Hawaiian, Inc.	18,085	541,103
Total		2,692,704
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 4.5%
Artisan Partners Asset Management, Inc., Class A	71,800	1,981,680
CBOE Holdings, Inc.	38,751	3,141,544
Charles Schwab Corp. (The)	670,278	27,354,045
Eaton Vance Corp.	34,325	1,543,252
Factset Research Systems, Inc.	91,864	15,149,292
Federated Investors, Inc., Class B	62,275	1,640,323
Interactive Brokers Group, Inc., Class A	11,450	397,544
Intercontinental Exchange, Inc.	400,618	23,985,000
SEI Investments Co.	471,606	23,787,807
T. Rowe Price Group, Inc.	1,275	86,891
Waddell & Reed Financial, Inc., Class A	15,382	261,494
Total		99,328,872
Consumer Finance 0.6%
American Express Co.	155,323	12,287,603
Discover Financial Services	17,180	1,174,940
Total		13,462,543
Diversified Financial Services —%
Leucadia National Corp.	20,350	529,100
Insurance 0.6%
Amtrust Financial Services, Inc.	211,390	3,902,260
Hanover Insurance Group, Inc. (The)	6,988	629,339
Lincoln National Corp.	116,395	7,618,053
Xl Group Ltd.	46,140	1,839,140
Total		13,988,792
Total Financials		130,002,011
Health Care 20.1%
Biotechnology 8.6%
AbbVie, Inc.	59,725	3,891,681
Alexion Pharmaceuticals, Inc.(a)	195,161	23,661,320
Amgen, Inc.	143,738	23,583,094
Biogen, Inc.(a)	15,247	4,168,835
Celgene Corp.(a)	255,007	31,730,521
Gilead Sciences, Inc.	139,125	9,449,370
Intercept Pharmaceuticals, Inc.(a)	170,266	19,257,084
Regeneron Pharmaceuticals, Inc.(a)	58,265	22,578,270
Shire PLC, ADR(a)	91,431	15,930,023

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
March 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United Therapeutics Corp.(a)	12,070	1,634,037
Vertex Pharmaceuticals, Inc.(a)	330,635	36,154,937
Total		192,039,172
Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	66,075	3,426,650
CR Bard, Inc.	10,165	2,526,409
Danaher Corp.	445	38,061
DexCom, Inc.(a)	199,304	16,887,028
Edwards Lifesciences Corp.(a)	322,629	30,349,710
Intuitive Surgical, Inc.(a)	1,271	974,183
Varex Imaging Corp.(a)	70,554	2,370,614
Varian Medical Systems, Inc.(a)	205,797	18,754,281
Total		75,326,936
Health Care Providers & Services 2.0%
Aetna, Inc.	8,259	1,053,436
AmerisourceBergen Corp.	38,116	3,373,266
Cardinal Health, Inc.	33,034	2,693,923
Centene Corp.(a)	67,975	4,843,899
CIGNA Corp.	1,170	171,393
DaVita, Inc.(a)	19,700	1,339,009
HCA Holdings, Inc.(a)	8,856	788,095
McKesson Corp.	18,473	2,738,807
Premier, Inc.(a)	125,835	4,005,328
UnitedHealth Group, Inc.	144,133	23,639,253
WellCare Health Plans, Inc.(a)	100	14,021
Total		44,660,430
Health Care Technology 0.9%
Cerner Corp.(a)	324,276	19,083,643
Life Sciences Tools & Services 1.2%
Bio-Techne Corp.	6,988	710,330
Bruker Corp.	22,250	519,092
Illumina, Inc.(a)	146,195	24,946,715
Total		26,176,137
Pharmaceuticals 4.0%
Allergan PLC	11,290	2,697,407
Bristol-Myers Squibb Co.	652,766	35,497,415
Eli Lilly & Co.	13,976	1,175,521
Merck & Co., Inc.	178,802	11,361,079
Common Stocks (continued)
Issuer	Shares	Value ($)
Mylan NV(a)	8,275	322,642
Novartis AG, ADR	221,772	16,471,007
Novo Nordisk A/S, ADR	649,105	22,251,319
Zoetis, Inc.	1,740	92,864
Total		89,869,254
Total Health Care		447,155,572
Industrials 7.1%
Aerospace & Defense 0.2%
BWX Technologies, Inc.	47,025	2,238,390
Hexcel Corp.	45,750	2,495,663
Total		4,734,053
Air Freight & Logistics 2.2%
Expeditors International of Washington, Inc.	454,716	25,686,907
FedEx Corp.	636	124,115
United Parcel Service, Inc., Class B	211,319	22,674,529
Total		48,485,551
Airlines 0.9%
Alaska Air Group, Inc.	1,271	117,212
Delta Air Lines, Inc.	141,050	6,482,658
JetBlue Airways Corp.(a)	358,105	7,380,544
Southwest Airlines Co.	103,550	5,566,848
Total		19,547,262
Building Products 0.2%
Allegion PLC	14,120	1,068,884
AO Smith Corp.	50,825	2,600,207
Total		3,669,091
Commercial Services & Supplies 0.2%
KAR Auction Services, Inc.	74,975	3,274,158
Waste Management, Inc.	29,985	2,186,506
Total		5,460,664
Electrical Equipment 1.1%
Acuity Brands, Inc.	115,201	23,501,004
Industrial Conglomerates 0.1%
Honeywell International, Inc.	23,505	2,935,069
Machinery 1.7%
Cummins, Inc.	2,923	441,958
Deere & Co.	296,383	32,264,253

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Growth Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Fortive Corp.	1,925	115,923
Graco, Inc.	15,247	1,435,353
Illinois Tool Works, Inc.	8,259	1,094,070
Snap-On, Inc.	10,165	1,714,530
Total		37,066,087
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	24,776	2,674,322
Robert Half International, Inc.	10,175	496,845
Total		3,171,167
Road & Rail —%
Landstar System, Inc.	4,447	380,886
Union Pacific Corp.	1,906	201,883
Total		582,769
Trading Companies & Distributors 0.4%
Air Lease Corp.	48,925	1,895,844
HD Supply Holdings, Inc.(a)	55,275	2,273,184
MSC Industrial Direct Co., Inc., Class A	15,247	1,566,782
United Rentals, Inc.(a)	12,473	1,559,749
Watsco, Inc.	7,800	1,116,804
Total		8,412,363
Total Industrials		157,565,080
Information Technology 37.8%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,266,755	42,816,319
CommScope Holding Co., Inc.(a)	23,525	981,228
F5 Networks, Inc.(a)	22,234	3,169,901
Harris Corp.	3,812	424,161
Juniper Networks, Inc.	23,525	654,701
Motorola Solutions, Inc.	34,940	3,012,527
Total		51,058,837
Electronic Equipment, Instruments & Components 0.3%
Cognex Corp.	66,601	5,591,154
Keysight Technologies, Inc.(a)	6,375	230,392
National Instruments Corp.	29,875	972,730
Total		6,794,276
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 11.9%
Alibaba Group Holding Ltd., ADR(a)	702,516	75,752,300
Alphabet, Inc., Class A(a)	35,904	30,439,411
Alphabet, Inc., Class C(a)	36,556	30,325,395
eBay, Inc.(a)	61,000	2,047,770
Facebook, Inc., Class A(a)	768,215	109,124,941
MercadoLibre, Inc.	87,640	18,533,231
Total		266,223,048
IT Services 5.4%
Accenture PLC, Class A	22,234	2,665,412
Alliance Data Systems Corp.	4,079	1,015,671
Automatic Data Processing, Inc.	94,751	9,701,555
Booz Allen Hamilton Holdings Corp.	124,525	4,406,940
CoreLogic, Inc.(a)	17,175	699,366
DST Systems, Inc.	28,100	3,442,250
Euronet Worldwide, Inc.(a)	41,927	3,585,597
FleetCor Technologies, Inc.(a)	6,353	962,035
International Business Machines Corp.	17,279	3,008,965
Jack Henry & Associates, Inc.	28,587	2,661,450
MasterCard, Inc., Class A	52,092	5,858,787
Paychex, Inc.	20,350	1,198,615
PayPal Holdings, Inc.(a)	17,175	738,868
Sabre Corp.	52,100	1,103,999
Teradata Corp.(a)	102,340	3,184,821
Total System Services, Inc.	13,350	713,691
Vantiv, Inc., Class A(a)	22,250	1,426,670
Visa, Inc., Class A	823,059	73,145,253
Total		119,519,945
Semiconductors & Semiconductor Equipment 4.0%
Analog Devices, Inc.	51,087	4,186,580
Applied Materials, Inc.	16,525	642,822
Intel Corp.	29,875	1,077,591
KLA-Tencor Corp.	15,247	1,449,532
Lam Research Corp.	1,271	163,146
Maxim Integrated Products, Inc.	4,450	200,072
NVIDIA Corp.	341,806	37,232,928
QUALCOMM, Inc.	625,059	35,840,883
Skyworks Solutions, Inc.	13,976	1,369,368

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
March 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Instruments, Inc.	27,952	2,251,813
Xilinx, Inc.	71,930	4,164,028
Total		88,578,763
Software 11.8%
Activision Blizzard, Inc.	562,258	28,034,184
Adobe Systems, Inc.(a)	192,986	25,113,268
Autodesk, Inc.(a)	324,269	28,039,540
Citrix Systems, Inc.(a)	24,108	2,010,366
Electronic Arts, Inc.(a)	5,083	455,030
Intuit, Inc.	40,022	4,642,152
Manhattan Associates, Inc.(a)	5,725	297,986
Microsoft Corp.	640,857	42,206,842
Nuance Communications, Inc.(a)	164,550	2,848,361
Oracle Corp.	890,470	39,723,867
Salesforce.com, Inc.(a)	366,702	30,249,248
ServiceNow, Inc.(a)	280,496	24,534,985
Splunk, Inc.(a)	403,202	25,115,453
Symantec Corp.	305,575	9,375,041
Total		262,646,323
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	311,177	44,703,688
NCR Corp.(a)	47,650	2,176,652
Total		46,880,340
Total Information Technology		841,701,532
Materials 1.5%
Chemicals 0.5%
Eastman Chemical Co.	4,447	359,317
FMC Corp.	25,425	1,769,326
GCP Applied Technologies(a)	29,445	961,379
LyondellBasell Industries NV, Class A	10,800	984,852
PPG Industries, Inc.	13,087	1,375,182
Scotts Miracle-Gro Co. (The), Class A	53,658	5,011,121
Total		10,461,177
Construction Materials —%
Eagle Materials, Inc.	2,542	246,930
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.8%
AptarGroup, Inc.	57,783	4,448,713
Avery Dennison Corp.	29,222	2,355,293
Bemis Co., Inc.	43,850	2,142,511
Graphic Packaging Holding Co.	364,650	4,693,045
International Paper Co.	10,175	516,687
Owens-Illinois, Inc.(a)	88,857	1,810,906
Sealed Air Corp.	9,550	416,189
Silgan Holdings, Inc.	15,900	943,824
Total		17,327,168
Metals & Mining 0.2%
Steel Dynamics, Inc.	123,392	4,289,106
Total Materials		32,324,381
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.7%
Care Capital Properties, Inc.	69,900	1,878,213
Equity LifeStyle Properties, Inc.	21,599	1,664,419
Gaming and Leisure Properties, Inc.	95,265	3,183,756
Lamar Advertising Co., Class A	2,346	175,340
Life Storage, Inc.	8,259	678,229
Omega Healthcare Investors, Inc.	113,255	3,736,282
Public Storage	8,894	1,946,986
Simon Property Group, Inc.	6,988	1,202,146
Tanger Factory Outlet Centers, Inc.	26,700	874,959
Total		15,340,330
Total Real Estate		15,340,330
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	87,290	4,255,388
Total Telecommunication Services		4,255,388
Total Common Stocks (Cost $1,923,253,585)		2,183,180,351

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Growth Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.797%(b),(c)	36,252,202	36,252,202
Total Money Market Funds (Cost $36,249,540)		36,252,202
Total Investments (Cost: $1,959,503,125)		2,219,432,553
Other Assets & Liabilities, Net		4,947,368
Net Assets		2,224,379,921
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.797%	29,276,861	1,403,171,657	(1,396,196,316)	36,252,202	(616)	200,491	36,252,202
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
March 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	343,939,559	—	—	—	343,939,559
Consumer Staples	191,537,459	—	—	—	191,537,459
Energy	19,359,039	—	—	—	19,359,039
Financials	130,002,011	—	—	—	130,002,011
Health Care	447,155,572	—	—	—	447,155,572
Industrials	157,565,080	—	—	—	157,565,080
Information Technology	841,701,532	—	—	—	841,701,532
Materials	32,324,381	—	—	—	32,324,381
Real Estate	15,340,330	—	—	—	15,340,330
Telecommunication Services	4,255,388	—	—	—	4,255,388
Total Common Stocks	2,183,180,351	—	—	—	2,183,180,351
Money Market Funds	—	—	—	36,252,202	36,252,202
Total Investments	2,183,180,351	—	—	36,252,202	2,219,432,553
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Growth Strategies Fund | Annual Report 2017

Statement of Assets and Liabilities
March 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,923,253,585
Affiliated issuers, at cost	36,249,540
Total investments, at cost	1,959,503,125
Investments, at value
Unaffiliated issuers, at value	2,183,180,351
Affiliated issuers, at value	36,252,202
Total investments, at value	2,219,432,553
Receivable for:
Investments sold	9,113,964
Capital shares sold	3,998,812
Dividends	2,226,822
Foreign tax reclaims	175,182
Prepaid expenses	6,587
Trustees’ deferred compensation plan	47,529
Other assets	23,223
Total assets	2,235,024,672
Liabilities
Payable for:
Investments purchased	3,649,253
Capital shares purchased	6,485,777
Management services fees	41,955
Distribution and/or service fees	117
Transfer agent fees	272,240
Compensation of board members	3,754
Compensation of chief compliance officer	230
Other expenses	143,896
Trustees’ deferred compensation plan	47,529
Total liabilities	10,644,751
Net assets applicable to outstanding capital stock	$2,224,379,921
Represented by
Paid in capital	1,888,954,071
Excess of distributions over net investment income	(64,818)
Accumulated net realized gain	75,561,240
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	259,926,766
Investments - affiliated issuers	2,662
Total - representing net assets applicable to outstanding capital stock	$2,224,379,921
Class A
Net assets	$16,677,528
Shares outstanding	1,278,520
Net asset value per share	$13.04
Class Z
Net assets	$2,207,702,393
Shares outstanding	171,246,034
Net asset value per share	$12.89
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2017	17

Statement of Operations
Year Ended March 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$20,653,505
Dividends — affiliated issuers	200,491
Foreign taxes withheld	(879,354)
Total income	19,974,642
Expenses:
Management services fees	15,336,414
Distribution and/or service fees
Class A	5,395,143
Transfer agent fees
Class A	3,489,256
Class Z(a)	109,279
Compensation of board members	58,738
Custodian fees	33,212
Printing and postage fees	287,999
Registration fees	181,917
Audit fees	32,084
Legal fees	53,617
Compensation of chief compliance officer	1,016
Other	203,128
Total expenses	25,181,803
Net investment loss	(5,207,161)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	275,113,269
Investments — affiliated issuers	(616)
Net realized gain	275,112,653
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	92,405,305
Investments — affiliated issuers	2,662
Net change in unrealized appreciation (depreciation)	92,407,967
Net realized and unrealized gain	367,520,620
Net increase in net assets resulting from operations	$362,313,459

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Growth Strategies Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment loss	$(5,207,161)	$(9,075,581)
Net realized gain	275,112,653	66,970,019
Net change in unrealized appreciation (depreciation)	92,407,967	(172,932,211)
Net increase (decrease) in net assets resulting from operations	362,313,459	(115,037,773)
Distributions to shareholders
Net realized gains
Class A	(156,120,370)	(181,880,901)
Total distributions to shareholders	(156,120,370)	(181,880,901)
Increase (decrease) in net assets from capital stock activity	(534,982,242)	1,016,439,077
Total increase (decrease) in net assets	(328,789,153)	719,520,403
Net assets at beginning of year	2,553,169,074	1,833,648,671
Net assets at end of year	$2,224,379,921	$2,553,169,074
Excess of distributions over net investment income	$(64,818)	$(665,749)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2017 (a)		March 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	37,414,984	473,025,857	101,726,398	1,317,187,380
Distributions reinvested	13,020,866	156,120,177	13,504,371	181,880,696
Redemptions	(259,465,558)	(3,363,004,813)	(37,856,714)	(482,628,999)
Net increase (decrease)	(209,029,708)	(2,733,858,779)	77,374,055	1,016,439,077
Class Z
Subscriptions	173,068,712	2,222,242,187	—	—
Redemptions	(1,822,678)	(23,365,650)	—	—
Net increase	171,246,034	2,198,876,537	—	—
Total net increase (decrease)	(37,783,674)	(534,982,242)	77,374,055	1,016,439,077

(a)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Growth Strategies Fund | Annual Report 2017

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Multi-Manager Growth Strategies Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
3/31/2017	$12.14	(0.03)	1.94	1.91	(1.01)
3/31/2016	$13.79	(0.05)	(0.52)	(0.57)	(1.08)
3/31/2015	$13.95	(0.09)	1.75	1.66	(1.82)
3/31/2014	$10.89	(0.11)	3.22	3.11	(0.05)
3/31/2013 (d)	$10.00	(0.04)	0.93	0.89	—
Class Z
3/31/2017 (f)	$11.74	0.01	1.14	1.15	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Class A shares commenced operations on April 20, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Growth Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.01)	$13.04	16.45%	1.13%	1.13%	(0.25%)	48%	$16,678
(1.08)	$12.14	(4.80%)	1.12% (c)	1.12% (c)	(0.39%)	39%	$2,553,169
(1.82)	$13.79	13.24%	1.16%	1.16%	(0.64%)	48%	$1,833,649
(0.05)	$13.95	28.62%	1.19%	1.19%	(0.87%)	64%	$1,534,427
—	$10.89	8.90%	1.25% (e)	1.19% (e)	(0.41%) (e)	44%	$1,118,284

—	$12.89	9.80%	0.89% (e)	0.89% (e)	0.38% (e)	48%	$2,207,702
Multi-Manager Growth Strategies Fund | Annual Report 2017	23

Notes to Financial Statements
March 31, 2017
Note 1. Organization
Multi-Manager Growth Strategies Fund (formerly known as Active Portfolios® Multi-Manager Growth Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective February 28, 2017, Active Portfolios® Multi-Manager Growth Fund was renamed Multi-Manager Growth Strategies Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Multi-Manager Growth Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Multi-Manager Growth Strategies Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
March 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2017 was 0.69% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. to subadvise a portion of the Fund. Effective February 7, 2017, the Investment Manager entered into a Subadvisory Agreement with Los Angeles Capital Management and Equity Research, Inc. to subadvise a portion of the Fund’s assets. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
26	Multi-Manager Growth Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended March 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $111,956,377, respectively. The sale transactions resulted in a net realized gain of $23,382,275.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. For the year ended March 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class Z	0.17 (a)

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2017, no minimum account balance fees were charged by the Fund.
Multi-Manager Growth Strategies Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
March 31, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares. However, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	August 1, 2016 through July 31, 2017	Prior to August 1, 2016
Class A	1.200%	1.22%
Class Z	0.950*	-
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through July 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
28	Multi-Manager Growth Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,808,092	(30,949,784)	25,141,692
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
March 31, 2017			March 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,118,454	150,001,916	156,120,370	5,619,411	176,261,490	181,880,901
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,981,951	79,860,768	—	249,647,949
At March 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,969,784,604	293,253,270	(43,605,321)	249,647,949
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,050,043,114 and $1,757,296,419, respectively, for the year ended March 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Multi-Manager Growth Strategies Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
March 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended March 31, 2017.
Note 8. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At March 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Multi-Manager Growth Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Growth Strategies Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Multi-Manager Growth Strategies Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager Growth Strategies Fund (formerly known as Active Portfolios® Multi-Manager Growth Fund) (the "Fund," a series of Columbia Funds Series Trust I) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
May 22, 2017
32	Multi-Manager Growth Strategies Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$265,914,996
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Growth Strategies Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Stree Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Multi-Manager Growth Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Multi-Manager Growth Strategies Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Multi-Manager Growth Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Multi-Manager Growth Strategies Fund | Annual Report 2017	37

Board Consideration and Approval of Subadvisory
Agreement
On January 25, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, the Subadvisory Agreement between Columbia Management Investment Advisers, LLC (the Investment Manager) and Los Angeles Capital Management and Equity Research, Inc. (LA Capital) (the Subadvisory Agreement) with respect to Multi-Manager Growth Strategies Fund (formerly, Active Portfolios® Multi-Manager Growth Fund) (the Fund), a series of the Trust.
In connection with their deliberations regarding the proposed Subadvisory Agreement, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board evaluated materials requested from the Investment Manager and others regarding the Fund and the Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on January 24, 2017 and at the Board meeting held on January 25, 2017. The Board and the Committee also noted its considerations at meetings held in connection with the continuation of the Management Agreement (the Management Agreement) and the Subadvisory Agreement between the Investment Manager and Loomis, Sayles & Company, L.P. with respect to the Fund. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Subadvisory Agreement included the following:
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel of the Subadviser;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance systems by the Fund’s Chief Compliance Officer;
•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreement;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through July 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets; and
•	The terms and conditions of the Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Subadvisory Agreement, including portfolio management and portfolio trading practices.
Nature, extent and quality of services provided under the Subadvisory Agreement
The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement, and the resources dedicated to the Fund by the Subadviser. The Committee and the Board considered, among other things, the Subadviser’s advisory and supervisory investment professionals (including personnel and other resources, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser’s investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with similarly-structured accounts, and the ability of the Subadviser to accommodate the increase in its assets under management to be represented by the Fund. The Committee and the Board noted the compliance program of the Subadviser and reviewed its code of ethics.
38	Multi-Manager Growth Strategies Fund | Annual Report 2017

Board Consideration and Approval of Subadvisory
Agreement  (continued)
The Committee and the Board also considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board noted that, through December 31, 2015, the Fund’s performance was in the twenty-fifth and eleventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board considered the Subadviser’s performance and reputation generally. The Committee and the Board also considered the Subadviser’s investment performance, including its absolute and risk-adjusted returns. The Committee and the Board considered that LA Capital had delivered strong performance over the one-, three-, five- and ten-year periods for its LA Capital US Large Cap Growth Equity Composite, noting that the Subadviser had used strategies similar to those proposed for its sleeve of the Fund. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the sleeves managed by the Subadviser supported approval of the Subadvisory Agreement.
Subadvisory fee rates and other expenses
The Committee and the Board considered the subadvisory fees to be charged to the Fund under the Subadvisory Agreement, and the total expenses to be incurred by the Fund. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board noted that in relation to their review of the Subadvisory Agreement, they had considered information provided by the Investment Manager with respect to estimated costs of services and profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee and subadvisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Multi-Manager Growth Strategies Fund | Annual Report 2017	39

Board Consideration and Approval of Subadvisory
Agreement  (continued)
The Committee and the Board noted that the breakpoints in the Management Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreement.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement.
40	Multi-Manager Growth Strategies Fund | Annual Report 2017

1
Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Multi-Manager Growth Strategies Fund | Annual Report 2017	41

Multi-Manager Growth Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN117_03_G01_(05/17)

Annual Report
March 31, 2017
Columbia Pacific/Asia Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Pacific/Asia Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Pacific/Asia Fund   |  Annual Report 2017

Columbia Pacific/Asia Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Pacific/Asia Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Daisuke Nomoto, CMA (SAAJ)
Lead manager
Managed Fund since 2008
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM
Co-manager
Managed Fund since 2008
Christine Seng, CFA
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A *	Excluding sales charges	03/31/08	12.50	6.49	3.46
	Including sales charges		6.09	5.24	2.84
Class C *	Excluding sales charges	03/31/08	11.79	5.70	2.72
	Including sales charges		10.79	5.70	2.72
Class R4 *		03/19/13	12.82	6.75	3.75
Class T *	Excluding sales charges	06/18/12	12.64	6.49	3.52
	Including sales charges		9.80	5.95	3.26
Class Y *		03/01/17	12.87	6.78	3.76
Class Z		12/31/92	12.72	6.75	3.75
MSCI AC Asia Pacific Index (Net)			16.72	5.60	2.59
MSCI EAFE Index (Net)			11.67	5.83	1.05
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Asia Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 13 developed and emerging markets in the Asia Pacific region.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Pacific/Asia Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2007 — March 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at March 31, 2017)
Samsung Electronics Co., Ltd. (South Korea)	4.3
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.1
Tencent Holdings Ltd. (China)	4.1
Alibaba Group Holding Ltd., ADR (China)	2.7
SoftBank Group Corp. (Japan)	2.5
Nidec Corp. (Japan)	2.2
Eicher Motors Ltd. (India)	2.2
Keyence Corp. (Japan)	2.1
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.0
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at March 31, 2017)
Consumer Discretionary	8.4
Consumer Staples	1.8
Energy	0.9
Financials	22.9
Health Care	6.0
Industrials	16.3
Information Technology	24.9
Materials	7.4
Real Estate	3.1
Telecommunication Services	6.5
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Pacific/Asia Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at March 31, 2017)
Australia	6.2
China	20.4
Hong Kong	3.6
India	6.8
Indonesia	2.3
Japan	41.5
Philippines	0.9
Singapore	2.5
South Korea	5.8
Taiwan	6.1
Thailand	0.6
United Kingdom	1.8
United States(a)	1.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Pacific/Asia Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
For the 12-month period that ended March 31, 2017, the Fund’s Class A shares returned 12.50% excluding sales charges. The Fund underperformed the MSCI All Country (AC) Asia Pacific Index (Net), which returned 16.72%, and outperformed the broader MSCI EAFE Index (Net), which returned 11.67% for the same 12-month period. Security selection and country allocation detracted from performance while sector allocation aided relative results. Stock selection was weakest in the materials and financials sectors and in Japan and Australia. Stock selection was strongest in the information technology sector and in India, China and South Korea.
Solid gains for Asia Pacific equity markets
After a sluggish start to the period, reflecting concerns over slowing growth in China and uncertainty regarding the U.S. Federal Reserve’s (the Fed) interest rate policy, Asia Pacific equities rallied after the sell-off associated with the U.K.’s vote to exit the European Union, known as Brexit. Investor confidence rose on an uptick in commodities prices, the Fed’s indication that it would raise short-term interest rates gradually and continued supportive interest rate policies by the European Central Bank and the Bank of Japan.
The election of Donald Trump as U.S. president surprised the market, but investors were encouraged by Trump’s plans to expand infrastructure spending and cut taxes. U.S. long-term interest rates rose along with expectations for higher inflation. As the gap between U.S. and Japanese interest rates widened, the yen depreciated against the U.S. dollar. Despite an ongoing corruption scandal involving President Park Geun-hye, Korean equities rose toward the end of the period. Although India’s market declined late in 2016 on fears that demonetization could hurt its economy, investors brushed aside their concerns and drove India’s share prices higher through the end of the period.
For the 12-month period, information technology, financials, and energy stocks were especially strong performers. All individual country markets in the MSCI AC Asia Pacific Index (Net) were positive, except Malaysia and Philippines. China was the best performing market as measured in U.S. dollars, although South Korea, Taiwan and Australia markets were also strong performers, each up more than 20%.
Contributors and detractors
Security selection was particularly strong in India and South Korea and also in the information technology sector. Within information technology, Samsung, a South Korean maker of mobile phones, semiconductors and other electronics, rose sharply despite its Galaxy Note 7 recall. A broad-based recovery in Samsung’s memory and display businesses aided the company’s results. New Oriental Education & Technology, a Chinese private education company, experienced significant growth in the number of total courses offered as well as class attendees in the period. The company’s internet initiatives helped to increase its profit margin. Tencent Holdings, China’s internet and mobile giant, continued to strengthen its ecosystem across online chat, games, social networks, online advertising, payments, and cloud computing and it was a solid contributor to Fund gains.
That said, security selection in Japan and Australia and in the materials and financials sectors offset some of these strong gains. The Fund lost ground on GT Capital Holdings, a Philippine conglomerate engaged in banking, real estate development, power generation, automotive and life insurance businesses. The company came under pressure on concerns about the impact of rising automobile taxes and higher U.S. interest rates.
In Indonesia, a position in Matahari Department Store chain Tbk disappointed. The company lagged market growth expectations, as the Indonesian economic recovery continued to be subdued. Sosei Group, a Japanese biopharmaceutical company, also detracted from Fund results. The development of some items licensed out by its U.K.-based subsidiary took longer than the company expected, leading the company to lower forecasts.
Portfolio activity and positioning
During the period, we reduced the Fund’s exposure to Japan relative to the MSCI AC Asia Pacific Index (Net) by trimming positions in the health care sector and the automotive industry, in particular. We used the proceeds to add to higher quality but, in our view, attractively valued cyclical securities to help position the portfolio for a steepening yield curve. We also sold long-term holdings Daiichikosho and KDDI and initiated positions in quality cyclicals such as Komatsu and Nitto Denko.
6	Columbia Pacific/Asia Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund’s exposure to China/Hong Kong increased as technology holdings, such as Alibaba and Tencent, appreciated substantially. We trimmed bank holdings in Australia after those stocks rallied, thereby increasing Australia’s underweight in the portfolio. We also eliminated positions in Amcor, Santos and Telstra in Australia.
Overall, the Fund remains overweight in the industrials, information technology and telecommunication sectors as we have found what we believe to be attractive structural stories in each of these sectors. In the information technology sector, the Fund has overweighted semiconductor companies. In the industrials sector, we have emphasized companies that focus on automation/robotics and professional service companies with the potential to benefit from labor shortages and increases in business outsourcing.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector that may be negatively affected by similar market or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Pacific/Asia Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2016 — March 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.50	1,017.35	7.72	7.64	1.52
Class C	1,000.00	1,000.00	1,032.80	1,013.61	11.50	11.40	2.27
Class R4	1,000.00	1,000.00	1,038.10	1,018.50	6.55	6.49	1.29
Class T (formerly Class W)	1,000.00	1,000.00	1,036.50	1,017.40	7.67	7.59	1.51
Class Y	1,000.00	1,000.00	1,025.20 (a)	1,019.35	0.90 (a)	5.64	1.12 (a)
Class Z	1,000.00	1,000.00	1,037.20	1,018.60	6.45	6.39	1.27
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Pacific/Asia Fund | Annual Report 2017

Portfolio of Investments
March 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 6.2%
Commonwealth Bank of Australia	58,473	3,834,368
CSL Ltd.	30,080	2,880,034
Macquarie Group Ltd.	50,650	3,489,617
Westpac Banking Corp.	116,910	3,125,277
Total		13,329,296
China 20.3%
Alibaba Group Holding Ltd., ADR(a)	52,341	5,643,930
ANTA Sports Products Ltd.	516,000	1,427,614
China Construction Bank Corp., Class H	4,992,000	4,022,093
China Mobile Ltd.	331,500	3,645,672
CNOOC Ltd.	1,574,000	1,881,437
CSPC Pharmaceutical Group Ltd.	1,714,000	2,245,536
Guangdong Investment Ltd.	1,760,000	2,509,620
Kweichow Moutai Co., Ltd., Class A	24,272	1,361,204
NetEase, Inc., ADR	7,306	2,074,904
New Oriental Education & Technology Group, Inc., ADR(a)	59,883	3,615,735
Nexteer Automotive Group Ltd.	1,467,000	2,164,973
Ping An Insurance Group Co. of China Ltd., Class H	769,000	4,309,825
Tencent Holdings Ltd.	299,200	8,619,809
Total		43,522,352
Hong Kong 3.6%
AIA Group Ltd.	332,600	2,099,357
BOC Hong Kong Holdings Ltd.	681,500	2,785,510
Link REIT (The)	403,500	2,828,033
Total		7,712,900
India 6.8%
Asian Paints Ltd.	91,637	1,514,215
Eicher Motors Ltd.	11,571	4,558,348
HDFC Bank Ltd., ADR	41,584	3,127,949
Indraprastha Gas Ltd.	83,144	1,299,582
InterGlobe Aviation Ltd.	137,027	2,218,927
UPL Ltd.	160,247	1,794,056
Total		14,513,077
Indonesia 2.3%
PT Bank Rakyat Indonesia Persero Tbk	3,575,800	3,481,823
PT Telekomunikasi Indonesia Persero Tbk, ADR	43,592	1,358,762
Total		4,840,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 41.4%
Astellas Pharma, Inc.	123,000	1,622,238
Dai-ichi Life Holdings, Inc.	135,300	2,421,788
Daikin Industries Ltd.	32,300	3,257,075
Disco Corp.	10,600	1,618,561
Elecom Co., Ltd.	89,500	1,710,753
Fuji Heavy Industries Ltd.	68,700	2,519,799
Fujitec Co., Ltd.	116,100	1,279,409
Fuso Chemical Co., Ltd.	33,402	1,047,420
Hanwa Co., Ltd.	217,000	1,544,982
Hitachi High-Technologies Corp.	48,300	1,973,038
Hoya Corp.	78,500	3,792,397
ITOCHU Corp.	142,900	2,034,375
JAC Recruitment Co., Ltd.	85,600	1,393,969
Keyence Corp.	10,900	4,372,783
Koito Manufacturing Co., Ltd.	60,600	3,158,378
Komatsu Ltd.	70,300	1,841,387
Lasertec Corp.	95,400	1,285,145
MISUMI Group, Inc.	65,100	1,181,847
Mitsubishi Corp.	141,200	3,060,168
Mitsubishi UFJ Financial Group, Inc.	681,400	4,292,253
Mitsui Chemicals, Inc.	477,000	2,363,181
Nidec Corp.	47,900	4,574,670
Nippon Telegraph & Telephone Corp.	83,900	3,587,004
Nitto Denko Corp.	30,900	2,390,425
Nittoku Engineering Co., Ltd.	80,201	1,799,187
Open House Co., Ltd.	70,200	1,688,376
ORIX Corp.	280,690	4,166,152
Pigeon Corp.	38,500	1,235,343
Relo Group, Inc.	35,000	581,910
Rohm Co., Ltd.	27,400	1,824,154
Seiko Epson Corp.	78,800	1,662,599
Seria Co., Ltd.	34,800	1,506,767
Siix Corp.	16,600	671,235
SoftBank Group Corp.	72,800	5,162,622
Sony Corp.	55,200	1,862,914
Takuma Co., Ltd.	223,300	2,192,605
Tanseisha Co., Ltd.	239,450	2,120,313
Temp Holdings Co., Ltd.	57,900	1,085,621

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pacific/Asia Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
March 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Toyota Motor Corp.	27,500	1,492,641
Tsuruha Holdings, Inc.	12,600	1,168,645
Total		88,544,129
Philippines 0.9%
GT Capital Holdings, Inc.	59,345	1,353,803
Security Bank Corp.	132,090	531,697
Total		1,885,500
Singapore 2.5%
DBS Group Holdings Ltd.	280,500	3,885,458
Mapletree Commercial Trust	1,325,270	1,449,521
Total		5,334,979
South Korea 5.8%
Lotte Chemical Corp.	7,670	2,541,613
Samsung Biologics Co., Ltd.(a)	4,828	746,828
Samsung Electronics Co., Ltd.	4,964	9,135,822
Total		12,424,263
Taiwan 6.1%
Largan Precision Co., Ltd.	19,000	2,992,498
St. Shine Optical Co., Ltd.	61,318	1,244,361
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	265,578	8,721,582
Total		12,958,441
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 0.6%
Kasikornbank PCL, Foreign Registered Shares	228,900	1,259,431
United Kingdom 1.8%
Rio Tinto PLC, ADR	93,813	3,816,313
Total Common Stocks (Cost $158,567,556)		210,141,266

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.797%(b),(c)	3,261,120	3,261,120
Total Money Market Funds (Cost $3,260,954)		3,261,120
Total Investments (Cost $161,828,510)		213,402,386
Other Assets and Liabilities, Net		392,403
Net Assets		$213,794,789

Investments in derivatives
Forward foreign currency exchange contracts open at March 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	4/12/2017	33,771,000 CNY	4,907,330 USD	9,279	—
Morgan Stanley	4/12/2017	21,040,000 CNY	3,048,953 USD	—	(2,630)
Morgan Stanley	4/12/2017	8,573,788,000 IDR	638,251 USD	—	(5,040)
Morgan Stanley	4/12/2017	100,231,000 INR	1,489,921 USD	—	(53,479)
Morgan Stanley	4/12/2017	511,719,000 JPY	4,507,441 USD	—	(90,469)
Morgan Stanley	4/12/2017	31,972,000 PHP	635,626 USD	—	(1,246)
Morgan Stanley	4/12/2017	7,391,335 USD	9,617,000 AUD	—	(45,000)
Morgan Stanley	4/12/2017	4,244,335 USD	4,836,632,000 KRW	81,786	—
Morgan Stanley	4/12/2017	1,490,485 USD	45,661,000 TWD	14,798	—
Total				105,863	(197,864)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Pacific/Asia Fund | Annual Report 2017

Portfolio of Investments  (continued)
March 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.797%	6,152,609	102,452,891	(105,344,380)	3,261,120	(552)	20,622	3,261,120
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CNY	China Yuan Renminbi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PHP	Philippine Peso
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pacific/Asia Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
March 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	13,329,296	—	—	13,329,296
China	11,334,569	32,187,783	—	—	43,522,352
Hong Kong	—	7,712,900	—	—	7,712,900
India	3,127,949	11,385,128	—	—	14,513,077
Indonesia	1,358,762	3,481,823	—	—	4,840,585
Japan	—	88,544,129	—	—	88,544,129
Philippines	—	1,885,500	—	—	1,885,500
Singapore	—	5,334,979	—	—	5,334,979
South Korea	—	12,424,263	—	—	12,424,263
Taiwan	8,721,582	4,236,859	—	—	12,958,441
Thailand	—	1,259,431	—	—	1,259,431
United Kingdom	3,816,313	—	—	—	3,816,313
Total Common Stocks	28,359,175	181,782,091	—	—	210,141,266
Money Market Funds	—	—	—	3,261,120	3,261,120
Total Investments	28,359,175	181,782,091	—	3,261,120	213,402,386
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	105,863	—	—	105,863
Liability
Forward Foreign Currency Exchange Contracts	—	(197,864)	—	—	(197,864)
Total	28,359,175	181,690,090	—	3,261,120	213,310,385
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Pacific/Asia Fund | Annual Report 2017

Statement of Assets and Liabilities
March 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$158,567,556
Affiliated issuers, at cost	3,260,954
Total investments, at cost	161,828,510
Investments, at value
Unaffiliated issuers, at value	210,141,266
Affiliated issuers, at value	3,261,120
Total investments, at value	213,402,386
Foreign currency (identified cost $196,304)	196,304
Unrealized appreciation on forward foreign currency exchange contracts	105,863
Receivable for:
Investments sold	4,152,265
Capital shares sold	2,096
Dividends	1,103,760
Foreign tax reclaims	59,416
Prepaid expenses	609
Trustees’ deferred compensation plan	28,161
Other assets	15,262
Total assets	219,066,122
Liabilities
Due to custodian	1,273
Unrealized depreciation on forward foreign currency exchange contracts	197,864
Payable for:
Investments purchased	4,918,461
Capital shares purchased	53,819
Management services fees	5,609
Distribution and/or service fees	39
Transfer agent fees	14,144
Compensation of board members	1,771
Compensation of chief compliance officer	26
Other expenses	50,166
Trustees’ deferred compensation plan	28,161
Total liabilities	5,271,333
Net assets applicable to outstanding capital stock	$213,794,789
Represented by
Paid in capital	162,811,401
Excess of distributions over net investment income	(1,514,377)
Accumulated net realized gain	1,012,365
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	51,573,710
Investments - affiliated issuers	166
Foreign currency translations	3,525
Forward foreign currency exchange contracts	(92,001)
Total - representing net assets applicable to outstanding capital stock	$213,794,789
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pacific/Asia Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
March 31, 2017
Class A
Net assets	$2,302,582
Shares outstanding	234,911
Net asset value per share	$9.80
Maximum offering price per share(a)	$10.40
Class C
Net assets	$854,118
Shares outstanding	88,738
Net asset value per share	$9.63
Class R4
Net assets	$23,487
Shares outstanding	2,383
Net asset value per share	$9.86
Class T(b)
Net assets	$2,700
Shares outstanding	276
Net asset value per share(c)	$9.80
Maximum offering price per share(d)	$10.05
Class Y
Net assets	$146,742,047
Shares outstanding	15,057,750
Net asset value per share	$9.75
Class Z
Net assets	$63,869,855
Shares outstanding	6,488,041
Net asset value per share	$9.84

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Pacific/Asia Fund | Annual Report 2017

Statement of Operations
Year Ended March 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$4,771,744
Dividends — affiliated issuers	20,622
Foreign taxes withheld	(394,159)
Total income	4,398,207
Expenses:
Management services fees	2,101,261
Distribution and/or service fees
Class A	6,673
Class C	9,235
Class T(a)	7
Transfer agent fees
Class A	4,986
Class C	1,727
Class I(b)	3,508
Class R4	11
Class T(a)	4
Class Y(c)	297
Class Z	135,165
Compensation of board members	22,394
Custodian fees	67,760
Printing and postage fees	20,286
Registration fees	82,614
Audit fees	45,639
Legal fees	5,181
Compensation of chief compliance officer	107
Other	1,710
Total expenses	2,508,565
Expense reduction	(340)
Total net expenses	2,508,225
Net investment income	1,889,982
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	18,809,991
Investments — affiliated issuers	(552)
Foreign currency translations	(57,041)
Forward foreign currency exchange contracts	(916,045)
Net realized gain	17,836,353
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,195,883
Investments — affiliated issuers	166
Foreign currency translations	(3,830)
Forward foreign currency exchange contracts	(486,697)
Net change in unrealized appreciation (depreciation)	6,705,522
Net realized and unrealized gain	24,541,875
Net increase in net assets resulting from operations	$26,431,857

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pacific/Asia Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment income	$1,889,982	$2,246,376
Net realized gain	17,836,353	4,298,006
Net change in unrealized appreciation (depreciation)	6,705,522	(22,058,006)
Net increase (decrease) in net assets resulting from operations	26,431,857	(15,513,624)
Distributions to shareholders
Net investment income
Class A	(5,938)	(17,683)
Class C	(419)	(496)
Class I(a)	(906,768)	(1,456,581)
Class R4	(20)	(68)
Class T(b)	(6)	(13)
Class Z	(331,750)	(622,706)
Net realized gains
Class A	(134,707)	(11,724)
Class C	(46,349)	(2,965)
Class I(a)	(7,897,515)	(455,514)
Class R4	(322)	(49)
Class T(b)	(149)	(7)
Class Z	(4,046,260)	(229,248)
Total distributions to shareholders	(13,370,203)	(2,797,054)
Decrease in net assets from capital stock activity	(32,702,435)	(8,860,660)
Total decrease in net assets	(19,640,781)	(27,171,338)
Net assets at beginning of year	233,435,570	260,606,908
Net assets at end of year	$213,794,789	$233,435,570
Excess of distributions over net investment income	$(1,514,377)	$(1,821,221)

(a)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Pacific/Asia Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2017 (a)		March 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	51,603	490,688	517,511	5,072,731
Distributions reinvested	15,817	140,645	2,626	25,750
Redemptions	(177,059)	(1,678,515)	(427,419)	(4,061,710)
Net increase (decrease)	(109,639)	(1,047,182)	92,718	1,036,771
Class C
Subscriptions	2,913	27,340	104,270	1,032,037
Distributions reinvested	5,354	46,768	345	3,461
Redemptions	(37,532)	(352,300)	(24,086)	(218,070)
Net increase (decrease)	(29,265)	(278,192)	80,529	817,428
Class I(b)
Subscriptions	286,457	2,697,249	204,238	1,886,039
Distributions reinvested	987,243	8,804,120	197,736	1,912,063
Redemptions	(16,932,830)	(165,764,056)	(2,786,924)	(27,227,591)
Net decrease	(15,659,130)	(154,262,687)	(2,384,950)	(23,429,489)
Class R4
Subscriptions	1,962	18,889	—	—
Distributions reinvested	20	177	9	91
Redemptions	—	—	(2,129)	(20,578)
Net increase (decrease)	1,982	19,066	(2,120)	(20,487)
Class Y(b)
Subscriptions	15,124,542	146,859,244	—	—
Redemptions	(66,792)	(653,892)	—	—
Net increase	15,057,750	146,205,352	—	—
Class Z
Subscriptions	1,046,837	10,012,180	5,056,775	47,581,521
Distributions reinvested	260,972	2,328,729	43,751	427,144
Redemptions	(3,823,618)	(35,679,701)	(3,956,840)	(35,273,548)
Net increase (decrease)	(2,515,809)	(23,338,792)	1,143,686	12,735,117
Total net decrease	(3,254,111)	(32,702,435)	(1,070,137)	(8,860,660)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pacific/Asia Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
3/31/2017	$9.26	0.05	1.05	1.10	(0.02)	(0.54)
3/31/2016	$9.91	0.06	(0.64)	(0.58)	(0.04)	(0.03)
3/31/2015	$8.92	0.10	0.98	1.08	(0.09)	—
3/31/2014	$8.93	0.11	0.08	0.19	(0.20)	—
3/31/2013	$8.09	0.13	0.88	1.01	(0.17)	—
Class C
3/31/2017	$9.15	(0.02)	1.04	1.02	(0.00) (e)	(0.54)
3/31/2016	$9.83	(0.01)	(0.64)	(0.65)	(0.00) (e)	(0.03)
3/31/2015	$8.86	0.03	0.97	1.00	(0.03)	—
3/31/2014	$8.87	0.03	0.09	0.12	(0.13)	—
3/31/2013	$8.04	0.07	0.87	0.94	(0.11)	—
Class R4
3/31/2017	$9.31	0.14	0.99	1.13	(0.04)	(0.54)
3/31/2016	$9.96	0.07	(0.62)	(0.55)	(0.07)	(0.03)
3/31/2015	$8.96	0.12	0.98	1.10	(0.10)	—
3/31/2014	$8.98	0.12	0.09	0.21	(0.23)	—
3/31/2013 (f)	$8.81	0.03	0.14	0.17	—	—
Class T(h)
3/31/2017	$9.25	0.05	1.06	1.11	(0.02)	(0.54)
3/31/2016	$9.91	0.05	(0.64)	(0.59)	(0.04)	(0.03)
3/31/2015	$8.91	0.09	0.99	1.08	(0.08)	—
3/31/2014	$8.92	0.10	0.09	0.19	(0.20)	—
3/31/2013 (i)	$7.55	0.08	1.46	1.54	(0.17)	—
Class Y
3/31/2017 (j)	$9.51	0.12	0.12	0.24	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Pacific/Asia Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.56)	$9.80	12.50%	1.49% (c)	1.49% (c),(d)	0.48%	80%	$2,303
(0.07)	$9.26	(5.88%)	1.52%	1.52% (d)	0.62%	73%	$3,190
(0.09)	$9.91	12.17%	1.48%	1.48% (d)	1.03%	60%	$2,496
(0.20)	$8.92	2.25%	1.48%	1.48% (d)	1.20%	88%	$1,847
(0.17)	$8.93	12.74%	1.53%	1.52% (d)	1.56%	78%	$2,924

(0.54)	$9.63	11.79%	2.24% (c)	2.24% (c),(d)	(0.25%)	80%	$854
(0.03)	$9.15	(6.64%)	2.27%	2.27% (d)	(0.13%)	73%	$1,080
(0.03)	$9.83	11.36%	2.23%	2.23% (d)	0.33%	60%	$368
(0.13)	$8.86	1.48%	2.23%	2.23% (d)	0.31%	88%	$554
(0.11)	$8.87	11.88%	2.28%	2.27% (d)	0.93%	78%	$512

(0.58)	$9.86	12.82%	1.27% (c)	1.27% (c),(d)	1.53%	80%	$23
(0.10)	$9.31	(5.61%)	1.25%	1.25% (d)	0.72%	73%	$4
(0.10)	$9.96	12.42%	1.26%	1.26% (d)	1.28%	60%	$25
(0.23)	$8.96	2.41%	1.25%	1.25% (d)	1.29%	88%	$3
—	$8.98	1.93%	1.63% (g)	1.14% (g)	1.61% (g)	78%	$3

(0.56)	$9.80	12.64%	1.49% (c)	1.49% (c),(d)	0.50%	80%	$3
(0.07)	$9.25	(5.96%)	1.48%	1.48% (d)	0.58%	73%	$3
(0.08)	$9.91	12.27%	1.50%	1.50% (d)	1.00%	60%	$3
(0.20)	$8.91	2.25%	1.47%	1.47% (d)	1.07%	88%	$3
(0.17)	$8.92	20.67%	1.54% (g)	1.54% (d),(g)	1.31% (g)	78%	$3

—	$9.75	2.52%	1.12% (g)	1.12% (g)	15.80% (g)	80%	$146,742
Columbia Pacific/Asia Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
3/31/2017	$9.30	0.07	1.05	1.12	(0.04)	(0.54)
3/31/2016	$9.95	0.08	(0.63)	(0.55)	(0.07)	(0.03)
3/31/2015	$8.95	0.12	0.99	1.11	(0.11)	—
3/31/2014	$8.96	0.11	0.10	0.21	(0.22)	—
3/31/2013	$8.12	0.12	0.91	1.03	(0.19)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class T	Class Z
03/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class T shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(j)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Pacific/Asia Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.58)	$9.84	12.72%	1.24% (c)	1.24% (c),(d)	0.73%	80%	$63,870
(0.10)	$9.30	(5.61%)	1.27%	1.27% (d)	0.81%	73%	$83,696
(0.11)	$9.95	12.51%	1.23%	1.23% (d)	1.28%	60%	$78,236
(0.22)	$8.95	2.49%	1.23%	1.23% (d)	1.27%	88%	$75,079
(0.19)	$8.96	12.97%	1.28%	1.28% (d)	1.47%	78%	$51,013
Columbia Pacific/Asia Fund | Annual Report 2017	21

Notes to Financial Statements
March 31, 2017
Note 1. Organization
Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc. are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
22	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Pacific/Asia Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
March 31, 2017
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
24	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	105,863

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	197,864
Columbia Pacific/Asia Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
March 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts($)
Foreign exchange risk	(916,045)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts($)
Foreign exchange risk	(486,697)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2017:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	172,710	(232,308)

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2017:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	105,863
Liabilities
Forward foreign currency exchange contracts	197,864
Total financial and derivative net assets	(92,001)
Total collateral received (pledged) (a)	-
Net amount (b)	(92,001)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2017 was 0.95% of the Fund’s average daily net assets.
Columbia Pacific/Asia Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
March 31, 2017
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares. Prior to January 1, 2017, Class Y shares did not pay transfer agency fees.
28	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
For the year ended March 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Class C	0.19
Class I	0.002 (a),(b)
Class R4	0.20
Class T	0.14
Class Y	0.010 (a)
Class Z	0.19

(a)	Annualized.
(b)	Effective on or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended March 31, 2017, if any, are listed below:
Amount ($)
Class A	3,391
Class C	103
Columbia Pacific/Asia Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
March 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	August 1, 2016 through July 31, 2017	Prior to August 1, 2016
Class A	1.720%	1.68%
Class C	2.470	2.43
Class R4	1.470	1.43
Class T	1.720	1.68
Class Y	1.340*	—
Class Z	1.470	1.43
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through March 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:"
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(338,237)	338,237	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
30	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
The tax character of distributions paid during the years indicated was as follows:
March 31, 2017			March 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
1,244,901	12,125,302	13,370,203	2,172,583	624,471	2,797,054
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	3,520,090	(1,786,666)	49,399,344
At March 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
164,003,042	49,912,017	(512,673)	49,399,344
The following capital loss carryforwards, determined at March 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended March 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
1,786,666	—	—	—	1,786,666	2,202,955	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
133,392	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $172,761,235 and $215,536,356, respectively, for the year ended March 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Pacific/Asia Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
March 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended March 31, 2017.
Note 8. Significant risks
Asia Pacific region risk
Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and place.
Shareholder concentration risk
At March 31, 2017, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 82.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive
32	Columbia Pacific/Asia Fund | Annual Report 2017

Notes to Financial Statements  (continued)
March 31, 2017
pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Pacific/Asia Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Pacific/Asia Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the "Fund," a series of Columbia Funds Series Trust I) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
May 22, 2017
34	Columbia Pacific/Asia Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
100.00%	$16,534,983	$384,309	$0.02	$4,733,572	$0.22
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Pacific/Asia Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Stree Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Pacific/Asia Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boaston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Pacific/Asia Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
38	Columbia Pacific/Asia Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Pacific/Asia Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Pacific/Asia Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Pacific/Asia Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN209_03_G01_(05/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$74,700	$66,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$7,700	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures related to issuance of consents and review of Form N-1A.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$18,000	$16,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2017 and 2016 also include Tax Fees for foreign tax filings.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016
$250,700	$242,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2017